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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): AUGUST 5, 2008 (JULY 31, 2008)

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                           ASI TECHNOLOGY CORPORATION
               (Exact Name of Registrant as Specified in Charter)

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           NEVADA                        0-6428                88-0105586
(State or Other Jurisdiction     (Commission File Number)     (IRS Employer
      of Incorporation)                                     Identification No.)


  980 AMERICAN PACIFIC DRIVE, #111, HENDERSON, NV                  89014
     (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's Telephone Number, Including Area Code: (702) 734-1888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

As previously reported in August and September 2005 we became obligated for $1,000,000 of 7% Subordinated Promissory Notes ("Notes") due July 31, 2008. The noteholders had the right at any time prior to maturity to convert any portion of the unpaid principal amount as exercise price of warrants issued in connection with the Notes. The warrants were exercisable for an aggregate of 1,428,571 shares of common stock at an exercise price of $0.50 and expired July 31, 2008 ("Warrants").

On July 31, 2008 we retired at maturity the $1,000,000 of Notes and paid interest for the month of July of $5,833. We paid cash principal of $430,714 with the balance of $569,286 retired through conversion of Note principal to exercise Warrants for 1,138,571 shares of common stock. Warrants for 90,000 shares of common stock were exercised for cash proceeds of $45,000 and Warrants on 200,000 shares expired unexercised.

Officers and directors (or entities affiliated with them) were paid $178,214 to retire the principal of Notes held by them and they converted $331,786 of principal and paid $45,000 in cash to exercise outstanding Warrants for 753,571 shares of common stock. An entity controlled by one officer/director acquired 150,000 of the Warrants exercised by assignment from holders electing not to exercise.

After the above Note retirement the Company had no long-term debt outstanding and no Warrants remained outstanding.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On July 31, 2008 we issued 1,228,571 shares of our common stock in exchange for principal conversion of $569,286 of Notes and $45,000 of cash to selected accredited investors. For further information, please see the disclosure under
Item 2.03 above which is incorporated herein by reference.

We offered and sold the shares of common stock without registration under the Securities Act of 1933 to a limited number of existing shareholders in reliance upon the exemption provided by Section 4(2) thereunder. The shares may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Securities Act. An appropriate legend was placed on the shares issued.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ASI TECHNOLOGY CORPORATION

Date:  August 5, 2008                             /s/ JERRY E. POLIS
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                                                  Jerry E. Polis
                                                  President






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